(Loss)/gain on financial instruments (Tables)	6 Months Ended
Jun. 30, 2019
(Loss)/gain on financial instruments
Schedule of gain (loss) on financial instrument
Figures in million - SA rand		Six months ended
	Note	Jun 2019	Dec 2018	Jun 2018
Fair value loss on rand gold forward sale contracts[1]		(2.8)	(89.4)	(91.2)
Fair value (loss)/gain on derivative financial instrument	11	(552.7)	(132.0)	810.1
Fair value adjustment of share-based payment obligations		(10.0)	271.5	(21.6)
Fair value (loss)/gain on foreign currency hedge		-	(6.3)	31.6
Gain on the revised cash flow of the Burnstone Debt		-	804.6	-
Gain on the revised cash flow of the Deferred Payment		-	150.6	-
Other		30.0	(5.1)	(18.7)
Total (loss)/gain on financial instruments		(535.5)	993.9	710.2

1At the end of 2017 and during 2018, Sibanye-Stillwater began a hedging programme for Sibanye Gold Limited and Rand Uranium Proprietary Limited by entering into commodity hedging contracts. The contracts comprise gold zero cost collars which establish a minimum (floor) and maximum (cap) gold sales price. At 30 June 2019, the net rand gold forward sale contracts financial liability was R164.0 million, realised loss was R77.8 million and unrealised gain was R153.3 million. As hedge accounting is not applied, resulting gains or losses are accounted for as gains or losses on financial instruments in profit or loss

On 11 April 2019, Sibanye-Stillwater concluded a forward gold sale arrangement where the Group received a cash prepayment of US$125 million (approximately R1.75 billion) in exchange for the future delivery of 105,906 ounces (3,294 kilograms) of gold in four equal parts on 1 October 2019, 15 October 2019, 31 October 2019 and 15 November 2019, subject to a floor price of US$1,200/oz and a cap price of US$1,323/oz (gold prepayment). At 30 June 2019, the forward gold sale contracts financial liability (and unrealised loss) was R78.3 million (US$5.5 million)